Exhibit 10.20

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

SUBLICENSE AGREEMENT

This SUBLICENSE AGREEMENT (this “Agreement”), effective as of July 29, 2015 (the “Effective Date”), is by and between MEREO BIOPHARMA 3 LIMITED, a private limited company incorporated in England and Wales (“Buyer”) and a wholly owned subsidiary of MEREO BIOPHARMA GROUP LIMITED, a company incorporated in England and Wales (“Mereo”), and NOVARTIS PHARMA AG, a Swiss company (“Novartis”).

RECITALS:

WHEREAS, Novartis and Buyer have entered into that certain Asset Purchase Agreement, dated as of July 28, 2015 (as it may be further amended, the “Purchase Agreement”) pursuant to which Novartis transferred and assigned to Buyer certain assets and rights of Novartis and its Affiliates, and licensed to Buyer certain other assets and rights of Novartis and its Affiliates, related to the Compound or Product (as defined therein);

WHEREAS, Novartis and Morphosys (as defined below), have entered into that certain 2nd Amended and Restated Collaboration and License Agreement dated as of November 6, 2012, and any ensuing commercial license thereunder (the “Morphosys Agreement”), to collaborate in the utilization of the Morphosys HuCAL antibody library and other Morphosys technologies on behalf of Novartis in order to facilitate the research, discovery and development of novel therapeutic, prophylactic, and diagnostic antibody products by Novartis;

WHEREAS, pursuant to the Purchase Agreement, Novartis has transferred and assigned or licensed to Buyer all assets owned by Novartis and its Affiliates arising under the Morphosys Agreement to the extent related to the development, manufacturing, or commercialization of Therapeutic Antibody Products (as defined below); and

WHEREAS, Morphosys has granted to Novartis a commercial therapeutic license, together with additional licenses, to develop, manufacture and commercialize Therapeutic Antibody Products (as defined below), and upon the terms and conditions set forth in this Agreement, Novartis desires to grant to Buyer, and Buyer desires to obtain from Novartis, a sublicense of the foregoing rights;

NOW, THEREFORE, in consideration of the respective representations, warranties, covenants and agreements contained herein, and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, Novartis and Buyer, intending to be legally bound, agree as follows:

ARTICLE I

DEFINITIONS

The terms in this Agreement with initial letters capitalized, whether used in the singular or the plural, shall have the meaning set forth below or, if not listed below, the meaning as defined as it first appears in this Agreement.

1.1    “Affiliate” shall mean with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such other Person.

1.2    “Agreement” shall have the meaning set forth in the Preamble, and shall include, for the avoidance of doubt, all Exhibits and Schedules attached hereto.

1.3    “Applicable Law” shall mean all federal, provincial, state, local and foreign law (including of the United States), whether statutory, common or otherwise, constitution, treaty, convention, ordinance, code, rule, regulation, order, injunction, judgment, decree, ruling or other similar requirement.

1.4    “Bona Fide Collaborator” shall mean, with respect to a particular Party, a Third Party conducting activities for, on behalf of, in collaboration with or pursuant to an agreement with such Party or its Affiliates related to such Party’s or its Affiliates’ research, development, and commercialization purposes.

1.5    “Business Day” shall mean a day on which banking institutions in London, United Kingdom, New York, New York, and Basel, Switzerland are open for business.

1.6    “Buyer” shall have the meaning set forth in the Preamble.

1.7    “Calendar Quarter” shall mean each calendar quarter ending on March 31st, June 30th, September 30th and December 31st.

1.8    “Calendar Year” shall mean each calendar year starting on January 1st and ending on December 31st.

1.9    “Collaboration” shall have the meaning set forth in the Morphosys Agreement.

1.10    “Collaboration Invention” shall mean any discovery, Invention, Know-How or trade secret made (including conceived) by or on behalf of either Novartis or Morphosys in the course of performing activities [***] to the development of Therapeutic Antibody Products in the Field of Use or the Collaboration, whether before or after the Effective Date.

1.11    “Collaboration Patent Rights” shall mean the rights and interests in and to issued patents and pending patent applications in any country, including, but not limited to, all provisional applications, substitutions, continuations, continuations-in-part, divisions, and renewals, all letters patent granted thereon, and all reissues, reexaminations, extensions and supplementary patent certificates thereof, whether owned solely or jointly by a Party, [***].

1.12    “Collaboration Term” shall mean the period from the Effective Date through December 1, 2017. The Collaboration Term may be extended for a further two-year increment by Buyer providing notice to Novartis before May 1, 2017, for a total Collaboration Term until December 1, 2019.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

1.13    “Commercialization” means activities directed to obtaining pricing and reimbursement approvals, marketing, promoting, distributing, importing, exporting, using, offering for sale, or selling a pharmaceutical product or therapy anywhere in the world. When used as a verb, “Commercialize” means to engage in Commercialization.

1.14    “Commercially Reasonable Efforts” shall mean, with respect to [***], including to [***], as applicable, [***] with the [***] of [***] in pursuing the [***] or [***] of a [***] or [***] at a [***] of [***] or [***], taking into account [***] of the [***] or [***], including [***] and [***] or [***] and [***] or [***] and [***] and [***] including [***] and [***] of the [***] of the [***] or [***] in [***] of [***] and [***], and all other [***] including [***] or [***].

1.15    “Confidential Information” shall have the meaning assigned in Section 7.1.

1.16    “Control” (including any variations such as “Controlled” and “Controlling”) means, with respect to any item or Patent, Know-How, or other intellectual property right, the legal authority or right (whether by ownership or license, other than by a license or sublicense granted pursuant to this Agreement) of a Party or its Affiliates to grant to the other Party the right to use such item, or a license, sublicense or access as provided herein to such item, without violating the terms of any agreement or other arrangement with any Third Party in existence as of the time such Party or its Affiliates would first be required hereunder to grant the other Party such license, access, or other right.

1.17     “Cover”, “Covered” or “Covering” shall mean, with respect to a Patent, that, in the absence of a license granted to a Person under a Valid Claim included in such Patent, the Manufacture, use, distribution or sale of a Therapeutic Antibody Product or other product or therapy, as applicable, by such Person would infringe such Valid Claim.

1.18    “Development” shall mean any and all preclinical and clinical drug development activities [***] to the discovery and development of pharmaceutical products or therapies and submission of information to a Regulatory Authority, including test method development and stability testing, toxicology, animal efficacy studies, formulation, quality assurance/quality control development, statistical analysis, clinical studies, clinical trials and testing, regulatory affairs, product approval and registration, chemical or biological development and development manufacturing, process development, upscaling, validation, packaging development and manufacturing and development documentation efforts in support of development activities anywhere in the world. When used as a verb, “Develop” means to engage in Development.

1.19    “Effective Date” shall have the meaning set forth in the Preamble.

1.20    “EMA” shall mean the European Medicines Agency or any successor agency thereto.

1.21    “Encumbrance” shall mean any claim, charge, equitable interest, hypothecation, lien, mortgage, pledge, option, license, assignment, power of sale, retention of title, right of pre-emption, right of first refusal or security interest of any kind, other than the overriding obligations to the U.S. government as set forth in Public Law 96-517 (35 U.S.C. §§ 200-204), as amended, or any similar obligations under Applicable Law of any other country or jurisdiction.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

1.22    “FDA” shall mean the United States Food and Drug Administration or any successor agency thereto.

1.23    “Field of Use” shall mean the [***] and/or [***] of [***] in [***] or [***], excepting only [***], and except the [***] of any [***] as part of [***].

1.24    “First Commercial Sale” shall mean the first sale of a Therapeutic Antibody Product by Buyer, its Affiliates or sublicensees to a Third Party in a country following Regulatory Approval of such Therapeutic Antibody Product in that country. Sales or transfers of [***] of a Therapeutic Antibody Product for research, proof-of-concept studies or other clinical trial purposes, or for compassionate or similar use, shall not be considered a First Commercial Sale.

1.25    “HuCAL Antibody” shall mean, individually and collectively: (i) an antibody or antibody fragment (including but not limited to antibody fragments such as Fv, Fab, F(ab’)2, single chain antibody, antibody conjugate bound to a toxin or bound to a label, or any other antibody moiety) that, in each case, is based on [***] and/or includes [***] that have been [***] the [***]) (or any [***]) [***]; and (ii) any antibody or antibody fragment (including but not limited to antibody fragments such as Fv, Fab, F(ab9)2, single chain antibody, antibody conjugate bound to a toxin or bound to a label, or any other antibody moiety) that, in each case, has been derived (either physically or by reverse engineering, in one or more steps) from an antibody or antibody fragment referred to in sub-section (i) hereof.

1.26    “Indication” shall mean a specific disease or condition.

1.27    “Infectious Diseases” shall mean any disease resulting from the presence of a pathogenic microbial agent, including but not limited to viruses, bacteria, fungi, protozoa, multicellular parasites and prions.

1.28    “Inventions” shall mean any Know-How or other subject matter invented in the performance of activities under the Morphosys Agreement by or on behalf of Morphosys or Novartis or under this Agreement by or on behalf of any Party or both Parties jointly.

1.29    “Know-How” shall mean any data, information, inventions, proprietary information, trade secrets or technology (whether or not proprietary or protectable under patent, copyright or similar Applicable Law and whether stored or transmitted in oral, documentary, electronic or other form). Know-How shall include ideas, concepts, formulas, methods, procedures, designs, compositions, plans, documents, discoveries, developments, techniques, protocols, specifications, works of authorship, biological materials, and any information relating to research and development plans, experiments, results, compounds, therapeutic leads, candidates and products, clinical and preclinical data, clinical trial results, and manufacturing information, plans and standard operating procedures, including any scientific, regulatory, pre-clinical or clinical information or data regarding specific Indications and any marketing, financial, commercial, personnel and other business information and plans.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

1.30     “Major Market Country” shall mean, individually and collectively, [***].

1.31    “Manufacturing” shall mean any and all activities and operations involved in or relating to the manufacturing, quality control testing (including in-process, release and stability testing), releasing or packaging of a pharmaceutical product or therapy, for pre-clinical, clinical or commercial purposes. When used as a verb, “Manufacture” means to engage in Manufacturing.

1.32    “Morphosys” shall mean Morphosys AG, a German stock corporation having its principal place of business at Lena-Christ-Strasse 48, 82152 Martinsried/Planegg, Germany.

1.33    “Morphosys Agreement” shall have the meaning set forth in the Recitals.

1.34    “Morphosys Collaboration Technologies” shall mean, individually and collectively, (i) the technologies described in Exhibit A, and (ii) any Morphosys Improvement Technologies that are technological advances (whether or not patentable) of the technologies described in the foregoing (i).

1.35    “Morphosys Improvement Technologies” shall mean, individually and collectively, technological advances (whether patentable or not) of Morphosys Collaboration Technologies, which advances occur prior to or during the Collaboration Term; provided, however, that Morphosys Improvement Technologies shall not include advances related to specific HuCAL Antibodies or anything not relating to the general operation and use of Morphosys Technologies or Morphosys Improvement Technologies.

1.36    “Morphosys IP” shall mean, individually and collectively, Morphosys Know-How and Morphosys Patent Rights.

1.37    “Morphosys Know-How” shall mean, individually and collectively, all know how prior to or during the Collaboration Term, including but not limited to inventions, discoveries, compositions, technology, data, techniques, specifications, designs and other information (whether or not patentable) of any type whatsoever: (a) that are not generally known; (b) that relate to the Morphosys Technologies or Morphosys Improvement Technologies and/or the use thereof; and (c) in which Morphosys has an ownership or other licensable interest with the right to grant licenses thereunder, without violating the terms of any agreement or other arrangement with any third party.

1.38    “Morphosys Patent Rights” shall mean, individually and collectively, all United States patent applications, United States patents, non-United States patent applications and non-United States patents: (i) that are listed in Exhibit B; or (ii) that claim at least a portion of the Morphosys Improvement Technologies, any divisional or continuation application of “(i)” or “(ii)”, and any reissue or reexamination, extension and supplementary patent certificates thereof of any of “(i)” or “(ii)” or of any patent claiming priority thereto. Exhibit B shall be updated from time to time to include, for example, the patent application serial numbers that contain at least one (1) claim covering at least a portion of the Morphosys Improvement Technologies.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

1.39    “Morphosys Technologies” shall mean, individually and collectively, Morphosys Collaboration Technologies, Morphosys HuCAL Library (as defined in the Morphosys Agreement), and Morphosys HuCAL Library Ancillary Technologies (as defined in the Morphosys Agreement).

1.40    “Net Sales” shall mean with respect to a Therapeutic Antibody Product, the gross amount invoiced by Buyer and any Affiliate or sublicensee or marketing partner to third party customers for such Therapeutic Antibody Product, less:

(a)    Normal and customary trade and quantity discounts and non-affiliated brokers’ or agents’ commissions actually allowed and taken and not already reflected in the amount invoiced;

(b)    Amounts repaid or credited by reason of defects, rejections, returns, recalls, allowances, or government-imposed retroactive price reductions;

(c)    Third party cash rebates and chargebacks related to sales of finished Therapeutic Antibody Products, to the extent allowed;

(d)    Government-imposed retroactive price reductions that are actually allowed or granted;

(e)    Tariffs, duties, excise, sales, value-added, and other consumption taxes and customs duties to the extent included in the invoice price and paid by or on behalf of Buyer;

(f)    Cash discounts for timely payment;

(g)    Delayed ship order credits;

(h)    Discounts pursuant to indigent patient programs and patient discount programs of any nature;

(i)    A fixed charge of [***] to cover warehousing and distribution expenses;

(j)    Any otherwise specifically identifiable costs or charges included in the gross invoiced sales price of such Therapeutic Antibody Product falling within categories equivalent to those listed above; and

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

(k)    Uncollectible amounts on previously sold products, but not such amounts that, but for the failure to collect such amounts within [***] years from the date of the respective invoice, would have been collectible; provided that:

(i)    In the case of any sale or other disposal of a Therapeutic Antibody Product between or among Buyer and its Affiliates or sublicensees or marketing partners, for resale, Net Sales shall be calculated as above only on the value charged or invoiced on the first arm’s length sale to a third party;

(ii)    In the case of any sale, which is not invoiced or is delivered before invoice, Net Sales shall be calculated at the time of shipment;

(iii)    In the case of any sale or other disposal, such as barter or counter-trade, of any Therapeutic Antibody Product, or part thereof, otherwise than in an arm’s length transaction exclusively for money, Net Sales shall be calculated as above on the value of the consideration received or, if higher, on the fair market price of the Therapeutic Antibody Product in the relevant country of sale or disposal; and

(iv)    In the event that a Therapeutic Antibody Product is sold as part of a combination product, Net Sales of the Therapeutic Antibody Product, for the purpose of determining royalty payments, shall be determined by multiplying Net Sales of the combination product by the fraction A/(A+B), where A is the weighted (by sales volume) average sales price of the Therapeutic Antibody Product when sold separately in finished form and B is the weighted average sale price of the other product(s) sold separately in finished form.

In the event that such average sales price cannot be determined for both the Therapeutic Antibody Product and the other product(s) in combination, Net Sales for purposes of determining payments hereunder shall be mutually agreed by the Parties based on the relative value contributed by each component, and [***].

1.41    “Novartis” shall have the meaning set forth in the Preamble.

1.42    “Party” shall mean Novartis or Buyer; “Parties” shall mean Novartis and Buyer.

1.43    “Patent Rights” shall mean patents and all substitutions, divisions, continuations, continuations-in-part, reissues, reexaminations and extensions thereof and supplemental protection certificates relating thereto, any confirmation patents or registration patents or patents of addition based on any such patents, and all counterparts thereof or substantial equivalents in any country, including utility models and industrial designs (collectively, “Patents”) and any applications or provisional applications for any of the foregoing (“Patent Applications”).

1.44    “Person” shall mean any corporation, limited or general partnership, limited liability company, joint venture, trust, unincorporated association, governmental body, authority, bureau or agency, any other entity or body, or an individual.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

1.45    “Phase III Clinical Trial” shall mean a controlled pivotal clinical study of a product that is prospectively designed to demonstrate statistically whether such product is effective and safe for use in a particular Indication in a manner sufficient to obtain Regulatory Approval to market such product.

1.46    “Purchased IP” shall have the meaning set forth in the Purchase Agreement.

1.47    “Regulatory Approval” shall mean, with respect to a Therapeutic Antibody Product in any country or jurisdiction, any approval (including where required, pricing and reimbursement approvals), registration, license or authorization from a Regulatory Authority in a country or other jurisdiction that is necessary to market and sell such Therapeutic Antibody Product in such country or jurisdiction.

1.48    “Regulatory Authority” shall mean any federal, national, multinational, state, provincial or local regulatory agency, department, bureau or other governmental entity with authority over the marketing, pricing or sale of a pharmaceutical product or therapy in a country, including the FDA, EMA and any corresponding national or regional regulatory authorities.

1.49    “Royalty Term” shall have the meaning set forth in Section 5.2(a)

1.50    “Term” shall have the meaning set forth in Section 11.1.

1.51    “Therapeutic Antibody Product” shall mean [***] to [***] for [***] a [***] and any [***] or [***].

1.52    “Third Party” shall mean any Person other than Buyer, Novartis or their respective Affiliates.

1.53    “Third Party In-License” shall mean the Morphosys Agreement along with the commercial license granted to Novartis pursuant to the Morphosys Agreement.

1.54    “United States” or “US” shall mean the United States of America, its territories and possessions.

1.55    “Valid Claim” shall mean, with respect to any country, either: (i) a claim of an issued and unexpired patent which has not been held permanently revoked, unenforceable or invalid by a decision of a court or other governmental agency of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, and which has not been admitted to be invalid or unenforceable through reissued or disclaimer or otherwise; or (ii) a claim of a pending patent application that has not been abandoned or finally rejected without the possibility of appeal [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

ARTICLE II

SUBLICENSE AND LICENSE GRANTS

2.1    Sublicense and License Grants to Buyer.

(a)    Exclusive Commercial Therapeutic Sublicense. Novartis hereby grants to Buyer, and Buyer hereby accepts from Novartis, an exclusive, worldwide, royalty-bearing sublicense (with the right to grant further sublicenses) under Morphosys Patent Rights and Morphosys Know-How within the Field of Use to make, have made, develop, have developed, use, have used, sell, have sold, offer for sale, have offered for sale, import, have imported, export or have exported, Therapeutic Antibody Products.

(b)    Preclinical and Clinical Monitoring Sublicense. Novartis hereby grants to Buyer, and Buyer hereby accepts from Novartis, a non-exclusive, royalty-free sublicense (with the right to grant further sublicenses) to use and have used, but not sell or have sold, HuCAL Antibodies directed against sclerostin for in vitro diagnostics in a preclinical or clinical setting, to the extent [***] to obtain Regulatory Approval for Therapeutic Antibody Products.

(c)    Right to Sublicense. Buyer may sublicense its rights under this Section 2.1 to Bona Fide Collaborators as permitted under the Morphosys Agreement.

2.2    No Implied Licenses. Except as specifically set forth in this Agreement, neither Party shall acquire any license or other intellectual property interest, by implication or otherwise, in any intellectual property disclosed to it under this Agreement or under any Patent Rights Controlled by the other Party or its Affiliates.

2.3    Know-How and Materials Transfer. The Parties acknowledge and agree that the provisions of Section 5.3 of the Purchase Agreement shall apply to the rights granted hereunder.

ARTICLE III

THIRD PARTY COVENANTS-NOT-TO-SUE & ADDITIONAL SUBLICENSES

3.1    CAT Covenant. Novartis hereby grants to Buyer the benefits of the covenant-not-to-sue (“CAT Covenant”) under a framework agreement between Morphosys and Cambridge Antibody Technology (“CAT Framework Agreement”), with regard to the “CAT Patent Rights” described in Appendix 3.02 of the CAT Framework Agreement, in order to permit Buyer to practice any licenses granted to it herein by Novartis. Buyer hereby acknowledges that it has read the redacted copy of the CAT Framework Agreement. Novartis makes no representations that the benefits of the CAT Covenant shall extend to Buyer if Buyer: (i) conducts “Alternative Selection” (as such term is defined in Appendix 3.02 of the CAT Framework Agreement); (ii) [***]; or (iii) enters into a “Challenge of a CAT Patent Right” (as such term is defined in Section 3.07(c) of the CAT Framework Agreement).

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

3.2    AME Sublicense. Novartis hereby grants to Buyer a sublicense to the patent rights listed in Section 1.2 (“AME Patent Rights”) of that certain sublicense agreement entered into by and between Morphosys and Applied Molecular Evolution (“AME Sublicense Agreement”), to the extent necessary to practice any rights granted by Novartis to Buyer herein; provided, however, that the sublicense to the AME Patent Rights shall be subject to the limitations of the AME Sublicense Agreement and the “Kauffman Agreement” (as such term is defined in Section 1.10 of the AME Sublicense Agreement). Buyer hereby acknowledges that it has read the redacted copies of the AME Sublicense Agreement and the Kauffman Agreement. Buyer also acknowledges that [***].

3.3    Dyax Sublicense. Novartis hereby grants to Buyer a sublicense under the patent rights listed in Section 1.5 (“Dyax Patent Rights”) of that certain patent license agreement entered into by and between Morphosys and Dyax Corp. (“Dyax License Agreement”), to the extent necessary to practice any license granted by Novartis to Buyer herein; provided, however, that the sublicense to the Dyax Patent Rights shall be subject to the limitations of the Dyax License Agreement. Buyer hereby acknowledges that it has read the redacted copy of the Dyax License Agreement and agrees to abide by the provisions contained therein. In particular, Buyer acknowledges that [***] and [***]and [***]. Buyer also acknowledges that [***].

ARTICLE IV

DILIGENCE

4.1    Diligence. Buyer shall, itself, through its Affiliates or sublicensees, use Commercially Reasonable Efforts to Develop and Commercialize a Therapeutic Antibody Product. Subject to the right set forth in Section 11.3, Buyer shall be in violation of its due diligence obligation if (a) Buyer decides to discontinue all efforts on developing therapeutic antibodies against sclerostin, or (b) Buyer conducts no significant work on Developing therapeutic antibodies against sclerostin for a consecutive [***] period.

ARTICLE V

FINANCIAL PROVISIONS

In full consideration for the rights granted to Buyer hereunder, and solely to the extent Novartis is required to make such payments to Morphosys, Buyer hereby agrees to make the following payments to Novartis:

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

5.1    Milestone Payments.

(a)    Subject to the terms and conditions of this Article V, Buyer shall pay, or cause to be paid, to Novartis the following one-time payments upon the achievement of the milestone events set forth below:

(i)    [***] if, and the first time, [***] or [***] a [***] or [***] in the [***] in [***] covering the [***] Therapeutic Antibody Product;

(ii)    [***] if, and the first time, [***] or an [***] an [***] or [***] or [***] in the [***] in [***] or [***] for the [***] Therapeutic Antibody Product [***]; and

(iii)    [***] if, and the first time, [***] or an [***] or [***] in the [***] in [***] for the [***] Therapeutic Antibody Product [***].

(b)    For clarity, in the event that a Therapeutic Antibody Product [***], then [***] Therapeutic Antibody Product [***] of [***].

5.2    Royalty Payments.

(a)    “Royalty Term” shall mean the period beginning on the Effective Date and continuing until: (i) the earliest of: (x) twelve (12) years after First Commercial Sale in such country; (y) the expiration of the last Valid Claim included in Morphosys Patent Rights in such country, which Valid Claim Covers [***] such Therapeutic Antibody Product; and (z) the expiration of the last Valid Claim included in the Collaboration Patent Rights in such country, which Valid Claim Covers [***] such Therapeutic Antibody Product; or (ii) ten (10) years after First Commercial Sale in such country, whichever is later.

(b)    Royalty Rate. Buyer shall pay to Novartis royalties in the amount of [***]% of Net Sales of Therapeutic Antibody Products sold by Buyer and its Affiliates on a country-by-country basis during the Royalty Term; provided, however, the corresponding royalty rate under this Agreement [***] to the extent any Royalty Term extends beyond the expiration of the last to expire relevant Valid Claim.

(c)    The following terms shall apply to any royalty payments due under this Agreement:

(i)    Royalty payments shall be made to Novartis within [***] days following the end of each Calendar Quarter for which royalties are due. Each royalty payment shall be accompanied by a report summarizing the total Net Sales for each Therapeutic Antibody Product during the relevant Calendar Quarter and the calculation of royalties, if any, due thereon.

(ii)    All royalties shall be payable in full in US Dollars, regardless of the countries in which sales are made. For the purpose of computing Net Sales for Therapeutic Antibody Products sold in a currency other than US Dollars, Buyer shall convert the amounts into US Dollars from the currency in which such amounts are received by Buyer using Buyer’s then-current standard exchange rate methodology applied to its external reporting for the translation of foreign currency sales into US Dollars.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

(iii)    Any amounts not paid by Buyer to Novartis within the respective time period shall bear interest at a rate of [***]. Notwithstanding the foregoing, if the obligation to pay a particular payment hereunder is disputed in good faith, and the resolution of such dispute demonstrates that such payment is not due hereunder, then no interest thereon shall be paid by Buyer.

(iv)    All consideration set forth herein shall be [***] any applicable value added tax (“VAT”), and any VAT payable shall be borne by [***]the [***] and [***] to [***]. If provision is made in Applicable Law or regulation of any country for withholding of taxes, levies or other charges with respect to [***] to [***] such [***] or [***] for and on [***] of [***] to the [***], and shall promptly [***] with [***] of such [***]. [***] shall [***] to [***] such [***] or [***] from [***] to [***]. Each Party agrees to assist the other Party in claiming exemption from such deductions or withholdings under double taxation or similar agreement or treaty from time to time in force and in minimizing the amount required to be so withheld or deducted.

(v)    For the avoidance of doubt, the obligation for Buyer to pay royalties under this Section 5.2 is imposed only once with respect to the same unit of Therapeutic Antibody Product, notwithstanding such Therapeutic Antibody Product may be Covered by more than one Valid Claim of the Morphosys Patent Rights.

5.3    Third Party Obligations.

(a)    Notwithstanding any other provision of this Agreement, Novartis shall remain responsible for the payment of royalty, milestone and other payment obligations, if any, due to Morphosys and any other Third Party under the Third Party In-License. All such payments shall be made promptly by Novartis in accordance with the terms of the Third Party In-License.

(b)    In the event that milestone and royalty payment obligations of Novartis to Morphosys under the Morphosys Agreement terminate or are otherwise excused, all milestone payments and royalty payments set forth in this Article V shall terminate.

5.4    Payment Terms. All payments hereunder shall be payable within [***] days after receipt by Buyer, or its nominee designated for that purpose in advance by Buyer in writing to Novartis, of an invoice by Novartis covering such payment. Except as otherwise stated herein, all payments due hereunder shall be made in US Dollars. All payments shall be non-creditable against any other fees due hereunder.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

ARTICLE VI

RECORDS

6.1    Records Retention. Buyer and its Affiliates shall keep for [***] from the date of each payment of royalties complete and accurate records of sales of each Therapeutic Antibody Product in sufficient detail to allow the accruing royalties to be determined accurately. Buyer shall maintain all records in accordance with IFRS accounting standards. Within [***] days following each Calendar Year, Buyer shall provide Novartis with an annual summary report setting out the development stage and estimated timeline for achievement of the next development stage for the Therapeutic Antibody Product(s). Buyer shall also notify Novartis in writing of the achievement of each event triggering a payment, within [***] days of occurrence.

6.2    Audits.

(a)    Novartis shall have the right for a period of [***] after receiving any report or statement with respect to any payment triggering event or financial calculation hereunder and Novartis shall have the right during the term of the Agreement (no more than [***] per year), and upon [***] notice to Buyer to appoint an independent auditor (the “Auditor”) [***] acceptable to Buyer to inspect the relevant records of Buyer or its Affiliates to verify such reports, statements, records or books of accounts, as applicable. Before beginning its audit, the Auditor shall execute an undertaking acceptable to Buyer and Novartis by which the Auditor shall keep confidential all information reviewed during such audit. The Auditor shall have the right to disclose to Novartis solely its conclusions regarding any payments owed to Novartis.

(b)    Buyer shall make its records available for inspection by such Auditor during regular business hours at such place or places where such records are customarily kept, upon [***] notice from Novartis, solely to verify the accuracy of the reports, payments, records or books of accounts. Such inspection right shall not be exercised by Novartis more than [***] in any calendar year. Additionally, Novartis may not audit the sales of any Therapeutic Antibody Product in any given period more than once.

(c)    Novartis shall pay for such inspections, as well as its own attorney fees associated with enforcing its rights with respect to any payments hereunder, except that in the event there is any upward adjustment in aggregate amounts payable for any year shown by such inspection of more than [***] of the amount paid, Buyer shall pay for such inspection, including reasonable attorney fees related to enforcement.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

ARTICLE VII

CONFIDENTIALITY

7.1    Each Party may disclose to the other Party proprietary information, materials and technical, business and strategic information under this Agreement of a confidential or proprietary nature (“Confidential Information”). Confidential Information shall also comprise any information regarding the subject matter of this Agreement. Notwithstanding the foregoing, it is understood and agreed that the receiving Party’s obligations of confidentiality and non-use herein shall not apply to any information which, as can be demonstrated by competent proof:

(a)    is, at the time of disclosure, or thereafter becomes, a part of the public domain or publicly known or available through no fault or negligence of the receiving Party or any of its Affiliates;

(b)    was otherwise in the receiving Party’s lawful possession prior to disclosure by the disclosing Party, other than under an obligation of confidentiality;

(c)    was independently discovered or developed by the receiving Party or any of its Affiliates, without use of the other Party’s Confidential Information; or

(d)    is lawfully disclosed to the receiving Party or any of its Affiliates on a non-confidential basis by a third party who is not in violation of an obligation of confidentiality to the disclosing Party relative to such information.

7.2    For a period of [***] after the receipt of any such Confidential Information, the receiving Party shall keep confidential, shall not use, and shall not disclose to third parties, any such Confidential Information of the other Party, except as expressly permitted hereunder. Each Party may disclose Confidential Information to its Affiliates, provided that any such Affiliate accepts the Confidential Information on the terms herein. Notwithstanding the foregoing, Buyer may disclose Confidential Information to non-Affiliate third parties conducting activities for, on behalf of, in collaboration with or pursuant to an agreement with Buyer or its Affiliates, related to Buyer’s or its Affiliates’ research, Development, Manufacturing, and Commercialization purposes, but only to the extent that such Confidential Information is reasonably related to such activities of such party(ies), and then only to the extent such party(ies) previously has agreed in writing to maintain the confidentiality of information provided to it by Buyer or its Affiliates on terms similar to those herein. In addition, the Parties shall have the right to disclose a redacted version of the Agreement to applicable parties for the limited purpose of due diligence in connection with any restructuring, financing, merger, acquisition, existing or prospective collaboration of one of the Parties or any similar event, with the prior consent of the other Party, which shall not be unreasonably withheld; provided, however, that the Parties shall agree in good faith upon such redactions. In addition, a Party may disclose the full terms of the Agreement to its investment bankers, lawyers, accountants and other professional advisors without the other Party’s prior approval, provided that such disclosure is made under terms of confidentiality. Each Party may disclose the other’s information that comprises Confidential Information to the extent such disclosure is reasonably necessary in: (i) filing, prosecuting or defending litigation; (ii) filing, prosecuting or defending Patent Rights (but only to the extent that each Party gives its consent to the other Party to make such disclosure, which consent shall not be unreasonably withheld); or (iii) complying with Applicable Law or governmental regulations (including the rules and regulations of the United States Securities and Exchange Commission or any national securities exchange); provided, however, that if a Party is required to make any disclosure of the other Party’s Confidential Information, it will give reasonable advance notice to the other Party of such disclosure requirement and will use reasonable efforts to assist such other Party in efforts to secure confidential treatment of such Confidential Information required to be disclosed. Upon any termination of this Agreement or Morphosys Agreement, and upon request, a Party shall return to a requesting Party all copies of any of such requesting Party’s Confidential Information that is not the subject of a license granted hereunder.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

7.3    The Parties shall also be permitted hereunder to disclose the general nature of this Agreement to the extent reasonably necessary to obtain financing from third parties or potential collaborators, and to make such other disclosures as mutually agreed by the Parties. Except to the extent already disclosed in any mutually agreed press release or other public communication, no public announcement concerning the existence or the terms of the Agreement or concerning the transactions described herein shall be made, either directly or indirectly, by the Parties, except as may be legally required by Applicable Law, without first obtaining the approval of the other Party and agreement upon the nature, text, and timing of such announcement, which approval and agreement shall not be unreasonably withheld. Once any written statement is approved for disclosure by both Parties, either Party may make subsequent public disclosures of the contents of such statement without the further approval of the other Party.

7.4    Novartis and its Affiliates agree not to publish or publicly present any results, data, or scientific findings with respect to: (i) the efforts that generated or optimized any Therapeutic Antibody Product, or (ii) the biological activity of a drug product or biological activity identified through the use of a Therapeutic Antibody Product. In the event of information already within the public domain, consent shall not be required prior to planned submission for publication or public presentation so long as such information is properly attributed in accordance with commonly accepted practices.

7.5    Publicity. Novartis shall not issue any press release or public announcement relating to this Agreement without the prior written approval of Buyer, [***], except that Novartis may issue such a press release or public announcement if required by Applicable Law, including by the rules or regulations of the United States Securities and Exchange Commission or similar regulatory agency in a country other than the United States or of any stock exchange or NASDAQ; provided that Buyer has received at least [***] days prior notice of such intended press release or public announcement and Novartis considers in good faith Buyer’s comments thereon, unless Novartis was and is prevented by Applicable Law from providing such advance notice, and Novartis includes in such press release or public announcement only such information relating to the Therapeutic Antibody Product(s) or this Agreement as is required by such Applicable Law.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

ARTICLE VIII

INTELLECTUAL PROPERTY OWNERSHIP, PROTECTION

8.1    Ownership of Intellectual Property and Inventions.

(a)    All Morphosys Patent Rights, Morphosys Know-How and Morphosys Improvement Technologies are owned by Morphosys.

(b)    All Inventions, Know-How and Patent Rights developed by Buyer after the date of this agreement shall be solely owned by Buyer.

(c)    Inventorship shall be determined in accordance with applicable US inventorship laws. Novartis hereby assigns and agrees to assign, and shall [***] cooperate and [***] to cause its Affiliates, employees, agents, consultants and any other individuals who participated in any respect to the conception or reduction to practice of any Inventions on its behalf to take all necessary actions and execute all necessary documents in order to assign any applicable Collaboration Inventions and Collaboration Patent Rights exclusively related to the Therapeutic Antibody Product to Buyer.

8.2    Branding. Buyer will have sole responsibility, ownership and decision making power, at its sole expense, for all aspects of naming and branding the Therapeutic Antibody Product(s) worldwide, including creating, selecting, prosecuting and enforcing trademarks and domain names.

ARTICLE IX

REPRESENTATIONS, WARRANTIES AND COVENANTS

9.1    Mutual Representations and Warranties. Each Party hereby represents and warrants to the other Party as of the Effective Date as follows:

(a)    Corporate Existence and Power. It is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction in which it is incorporated, and has full corporate power and authority and the legal right to own and operate its property and assets and to carry on its business or other activities as they are now being conducted and as contemplated in this Agreement, including the right to grant the licenses granted by it hereunder.

(b)    Authority and Binding Agreement. (i) It has the corporate power and authority and the legal right to enter into this Agreement and perform its obligations hereunder; (ii) it has taken all necessary corporate action on its part required to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder; and (iii) this Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid, and binding obligation of such Party that is enforceable against it in accordance with its terms.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

(c)    Consents. All consents, approvals and authorizations from all governmental authorities or other Third Parties required to be obtained by such Party in connection with this Agreement have been obtained.

(d)    No Conflict. It is not a party to any agreement or commitment that would prevent it from granting the rights granted or intended to be granted to the other Party under this Agreement or performing its obligations under this Agreement.

9.2    Representations and Warranties by Novartis. Novartis hereby represents and warrants to Buyer as of the Effective Date as follows:

(a)    to the knowledge of Novartis, Schedule 9.2(a) attached hereto sets forth a complete and accurate list of all Patent Rights included in the Morphosys Patent Rights in existence as of the Effective Date, indicating the owner or co-owners thereof if such Patent is not solely owned by Novartis;

(b)    Novartis has the right to grant to Buyer the sublicenses under the Morphosys IP that it purports to grant hereunder and has not granted any Third Party rights that would otherwise interfere or be inconsistent with Buyer’s rights hereunder; Novartis has not breached in any material respect and is otherwise in full compliance with the terms of the Third Party In-License, including the following:

(i)    Novartis has timely paid all annual license fee payments and other payments due and payable to Morphosys;

(ii)    Novartis has fully complied with all obligations and restrictions with respect to confidential information under Article 9 of the Morphosys Agreement; and

(iii)    Novartis has fully complied with and is in good standing with respect to the Exclusive Commercial License (as defined in the Morphosys Agreement) obtained from Morphosys;

(c)    Novartis has the right to use and disclose and to enable Buyer to use and disclose (in each case under appropriate conditions of confidentiality) the Morphosys Know-How free from Encumbrances;

(d)    Novartis has not initiated or been involved in any proceedings, actions or claims in which it alleges that any Third Party is or was infringing or misappropriating any Morphosys IP, nor have any such proceedings, actions or claims been threatened by Novartis, nor does Novartis know of any valid basis for any such proceeding;

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

(e)    there are no pending, and, to Novartis’s knowledge, there are no threatened, actions, claims, or proceedings of any nature, civil, criminal, regulatory or otherwise, in law or in equity, against Novartis or any of its Affiliates or licensees or, to the knowledge of Novartis, pending or threatened against any Third Party, in each case involving the Morphosys IP, or relating to the transactions contemplated by this Agreement;

(f)    there are no agreements or arrangements to which Novartis or any of its Affiliates is a party that would limit the rights granted to Buyer under this Agreement or that restrict or would result in a restriction on the Parties’ ability to perform the activities contemplated by this Agreement;

(g)    except for the sublicenses, benefits, and other rights granted in Article III of this Agreement, there are no sublicenses, benefits, or other rights arising under or related to CAT Framework Agreement, AME Sublicense Agreement, Kauffman Agreement, or the Dyax License Agreement that would be [***] for Buyer to exercise its rights under this Agreement, including but not limited to Buyer’s right to Develop, Manufacture, and/or Commercialize Therapeutic Antibody Products;

(h)    to the knowledge of Novartis, the Morphosys Know-How has not been used or disclosed by any Person except pursuant to valid and appropriate non-disclosure and/or license agreements which have not been breached; and

(i)    Novartis has disclosed or made available to Buyer all [***] scientific and technical information known to it relating to the Therapeutic Antibody Products, including (i) [***] of any Therapeutic Antibody Product and (ii) the results of all clinical trials conducted related to the [***] of any Therapeutic Antibody Product.

9.3    Covenants by Novartis.

(a)    No Encumbrances. Novartis covenants and agrees that from the Effective Date until the expiration of the Term, neither it nor its Affiliates shall enter into any agreement with any Third Party, whether written or oral, with respect to, or otherwise assign, transfer, license, convey its right, title or interest in or to or grant any other Encumbrance to or under, the Morphosys IP.

(b)    Third Party In-License. During the Term, Novartis shall comply with and maintain in full force the Third Party In-License and shall not amend or modify such Third Party In-License, which amendment or modification may affect the rights granted to Buyer under this Agreement, without the prior written consent of Buyer. Novartis shall promptly provide written notice to Buyer describing any breach, alleged breach or potential breach of a Third Party In-License of which it becomes aware and provide Buyer with copies of any correspondence related thereto. Buyer shall be entitled to [***], including through [***], and [***]. In the event of termination of the Morphosys Agreement, Novartis shall promptly use best efforts to enable Buyer to obtain a license from Morphosys that grants substantially the same rights granted to Buyer under this Agreement. In addition, within a period of [***] after the Effective Date (unless the Parties agree to extend such period), Novartis shall enable Buyer to negotiate with Morphosys a direct license to replace this Agreement.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

(c)    Further Assurances.

(i)    The Parties acknowledge and agree that Novartis intends to grant to and confer upon Buyer all of the rights and benefits accorded to Novartis under the Morphosys Agreement to the extent [***] to Therapeutic Antibody Products and the Development, Manufacturing, and/or Commercialization thereof, and, in the event that the grant of any such rights or benefits is not expressly set forth in this Agreement, all such rights and benefits shall be deemed to have been granted to Buyer.

(ii)    Each Party shall [***] to take such action as is [***] or appropriate in order to complete the transactions contemplated hereby on the terms and subject to the conditions set forth herein.

(iii)    After the Effective Date, at the request of Buyer from time to time, Novartis shall (i) [***] to obtain and deliver such Third Party consents and (ii) execute and deliver to Buyer such certificates, consents and other instruments of sale, conveyance, assignment and transfer, and take all such other action, in each case, [***] be requested by Buyer to more effectively sell, convey, assign, transfer to or otherwise confer upon Buyer the rights and benefits purported to be granted under this Agreement.

9.4    DISCLAIMER OF WARRANTIES. EXCEPT AS PROVIDED IN SECTION 9.1 OR SECTION 9.2 OF THIS AGREEMENT OR IN THE PURCHASE AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR OF VALIDITY OR NON-INFRINGEMENT OF ANY PATENT, COPYRIGHT, TRADEMARK, OR OTHER RIGHTS, OR ANY OTHER EXPRESS OR IMPLIED WARRANTIES.

ARTICLE X

INDEMNIFICATION

10.1    Indemnification by Novartis. Subject to the other provisions of this Article X, Novartis shall defend Buyer, its Affiliates and its sublicensees and each of their respective officers, directors, agents, representatives and employees (collectively, “Buyer Indemnitees”) from and against all charges, allegations, notices, civil, criminal or administrative claims, demands, complaints, causes of action, proceedings or investigations of a Third Party (collectively, “Claims”), and indemnify and hold harmless such Buyer Indemnitees from and against any and all losses, liabilities, obligations, awards, settlements, penalties, fines, sanctions, damages and [***] costs (including awards of court costs and reasonable attorneys’ fees) (collectively, “Losses”) that result from any such Claims, where and to the extent that such Claims are made or brought against any Buyer Indemnitee by or on behalf of a Third Party, and solely to the extent such Claim is based on or arises out of:

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

(a)    the breach of any obligation, covenant, warranty or representation made by Novartis under this Agreement or any other agreement entered into in connection with this Agreement;

(b)    any action or omission of Novartis, its agents, employees, or officers related to its rights and/or obligations under this Agreement;

(c)    any violation of Applicable Law by Novartis, its Affiliates or sublicensees relating to the Morphosys Agreement, this Agreement or Therapeutic Antibody Products; or

(d)    gross negligence, recklessness or willful misconduct of Novartis;

provided, however, except in each case in the foregoing (a)-(d) to the extent that such Claim or Loss is attributable to any matter for which Buyer is obligated to indemnify a Novartis Indemnitee pursuant to Section 10.2.

10.2    Indemnification by Buyer. Subject to the other provisions of this Article X, Buyer shall defend Novartis and its Affiliates and each of their respective officers, directors, agents, representatives and employees (collectively, “Novartis Indemnitees”), from and against all Claims, and indemnify and hold harmless such Novartis Indemnitees from and against any and all Losses that result from such Claims, where and to the extent that such Claims are made or brought against any Novartis Indemnitee by or on behalf of a Third Party, and solely to the extent such Claim is based on or arises out of:

(a)    the breach of any obligation, covenant, warranty or representation made by Buyer under this Agreement or any other agreement entered into in connection with this Agreement;

(b)    any action or omission of Buyer, its agents, employees, or officers related to its rights and/or obligations under this Agreement;

(c)    any violation of Applicable Law by Buyer, its Affiliates or sublicensees in the course of its activities under this Agreement;

(d)    gross negligence, recklessness or willful misconduct of Buyer; or

(e)    use, Development, Manufacture, sale, or other disposition of Therapeutic Antibody Products by Buyer, its Affiliates, or sublicensees;

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

provided, however, except in each case in the foregoing (a)-(e) to the extent that such Claim or Loss is attributable to any matter for which Novartis is obligated to indemnify a Buyer Indemnitee pursuant to Section 10.1.

10.3    Indemnification Procedures. A Person entitled to indemnification pursuant to either Section 10.1 or Section 10.2 will hereinafter be referred to as an “Indemnitee.” A Party obligated to indemnify an Indemnitee hereunder will hereinafter be referred to as an “Indemnitor.” In the event a Buyer Indemnitee or Novartis Indemnitee is seeking indemnification under either Section 10.1 or Section 10.2, Buyer or Novartis, as applicable, will inform the Indemnitor of a Claim as soon as reasonably practicable after it receives notice of the Claim, it being understood and agreed that the failure to give notice of a Claim as provided in this Section 10.3 will not relieve the Indemnitor of its indemnification obligation under this Agreement except and only to the extent that such Indemnitor is actually and materially prejudiced as a result of such failure to give notice. The Indemnitee will permit the Indemnitor to assume direction and control of the defense of the Claim, and, at the Indemnitor’s expense, will cooperate as reasonably requested in the defense of the Claim. The Indemnitee will have the right to retain its own counsel at its own expense. The Indemnitor may not settle such Claim, or otherwise consent to an adverse judgment in such Claim without the Indemnitee’s prior written consent, not to be unreasonably withheld or delayed; provided, that the Indemnitor shall not require such consent with respect to the settlement of any Claim under which the sole relief provided is for monetary damages that are paid in full by the Indemnitor, which would not materially diminish or limit or otherwise adversely affect the rights, activities or financial interests of the Indemnitee, and which does not result in any finding or admission of fault by the Indemnitee. If the Indemnitor does not assume direction and control of the defense of the Claim, the Indemnitee may not settle such Claim, or otherwise consent to an adverse judgment in such Claim without the Indemnitor’s prior written consent, not to be unreasonably withheld or delayed.

10.4    LIMITATION OF LIABILITY. OTHER THAN WITH RESPECT TO A PARTY’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, OR IN CONNECTION WITH A PARTY’S INDEMNIFICATION OBLIGATIONS HEREUNDER OR A BREACH OF ITS CONFIDENTIALITY OBLIGATIONS, NEITHER PARTY WILL BE LIABLE WITH RESPECT TO ANY SUBJECT MATTER OF THlS AGREEMENT UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES OR LOST PROFITS; [***].

ARTICLE XI

TERM AND TERMINATION

11.1    Term. This Agreement shall be effective as of the Effective Date and shall continue, unless terminated earlier pursuant to this Article XI, until the earlier of: (a) termination of the Morphosys Agreement; or (b) on a product-by-product, country-by-country basis in accordance with its terms until, with respect to a Therapeutic Antibody Product in a particular country, the expiration of such Therapeutic Antibody Product’s Royalty Term in such country (the “Term”). Upon expiration (but not earlier termination, unless otherwise expressly provided in this Article XI) of the Term, on a product-by-product and country-by-country basis, the licenses granted to Buyer hereunder shall continue in effect and become non-exclusive, fully paid-up, royalty-free, perpetual and irrevocable with respect to such Therapeutic Antibody Product and such country.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

11.2    Termination by Either Party.

(a)    Except as otherwise provided in this Agreement, if either Party: (i) defaults in the material performance of or fails to be materially in compliance with a material agreement, condition or covenant of this Agreement, or (ii) makes any materially false reports which results in a material adverse effect on the other Party, the Party not in default may terminate this Agreement at its option following a [***] day period after written notice in the case of a payment breach, or a [***] day period after written notice in the case of any other breach, unless such default or breach is cured within these periods.

(b)    Without prejudice to any other provision of this Agreement, if either Party expressly refuses to perform, in whole or in part, this Agreement or any of its material obligations under this Agreement in connection with electing not to perform the Agreement under any bankruptcy laws or an insolvency petition, such refusal will be considered a material breach that may not be cured. In such event, the other Party may terminate this Agreement at its option by giving notice to the Party who refused to perform, and such termination in the event of refusal to perform will be effective as of the date of such termination notice, without application of a cure period.

11.3    Termination by Buyer. Buyer may, in its sole discretion, exercisable at any time during the Term, terminate this Agreement in its entirety for any reason or no reason at all, effective upon [***] days’ written notice to Novartis.

11.4    Effect of Termination.

(a)    Except as set forth in this Article XI, the rights and obligations of the Parties hereunder shall terminate as of the date of early termination of this Agreement.

(b)    Survival. The expiration or termination of any right or obligation under this Agreement for any reason will not affect obligations, including the payment of any royalties and milestones, that have accrued as of the effective date of such expiration or termination, as the case may be. The provisions set forth in this Section 11.4, Sections 9.1 and 9.2, and Articles VI (Records), VII (Confidentiality), X (Indemnification), and XII (Miscellaneous), as well as any other provision that by its terms or by the context thereof is intended to survive expiration or termination, shall survive such expiration or termination.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

ARTICLE XII

MISCELLANEOUS

12.1    Governing Law and Jurisdiction. This Agreement shall be governed by and construed under the laws of New York, without giving effect to the conflicts of laws provision thereof. Each Party irrevocably submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this Agreement. Each Party agrees to commence any such action, suit or proceeding in the United States District Court for the Southern District of New York or, if such suit, action or other proceeding may not be brought in such court for jurisdictional reasons, in the Supreme Court of the State of New York, New York County. Each Party further agrees that service of any process, summons, notice or document by a nationally recognized overnight courier (receipt requested) to such Party’s respective address set forth in Section 12.2 shall be effective service of process for any action, suit or proceeding in New York with respect to any matters to which it has submitted to jurisdiction in this Section 12.1. Each Party irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement in the United States District Court for the Southern District of New York, and hereby and thereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

12.2    Notices. All notices, requests, demands and other communications which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given when received if personally delivered; upon receipt if transmitted by email; the day after it is sent, if sent for next day delivery to a U.S. address by recognized overnight delivery service (e.g., Federal Express); and upon receipt, if sent by certified or registered mail, return receipt requested, as follows:

If to Buyer:

Mereo BioPharma 3 Limited

15 Stratton Street

London

W1J 8LQ

United Kingdom

Attention: [***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

With a copy (which shall not constitute notice) to:

Proskauer Rose LLP

Eleven Times Square

New York NY 10036

Attention: [***]

Email: [***]

If to Seller:

Novartis Pharma AG

Lichtstrasse 35

CH-4002, Basel, Switzerland

Attention: Head – Business Development & Licensing

With a copy (which shall not constitute notice) to:

Novartis Pharma AG

Lichtstrasse 35

CH-4002, Basel, Switzerland

Attention: General Counsel

or to such other place and with such other copies as either party may designate as to itself by written notice to the others.

12.3    Specific Performance. The Parties agree that irreparable damage would occur in the event any provision hereof were not performed in accordance with the terms hereof and that the Parties will be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity without the necessity of demonstrating the inadequacy of monetary damages and without the posting of a bond.

12.4    Severability. Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any Applicable Law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision or portion of any provision in such jurisdiction.

12.5    Interpretation.

(a)    The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement, and Article, Section, Schedule and Exhibit references are to this Agreement unless otherwise specified. The meaning of defined terms shall be equally applicable to the singular and plural forms of the defined terms. The term “or” is inclusive and not exclusive, unless its use is preceded by the word “either” or other words of similar import. The terms “include” and “including” are not limiting and mean “including without limitation.” Use of a particular gender is for convenience only and is not intended to be a part of or to affect or restrict the meaning or interpretation of this Agreement.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

(b)    References to agreements and other documents shall be deemed to include all subsequent amendments and other modifications thereto.

(c)    References to statutes shall include all regulations promulgated thereunder and references to statutes or regulations shall be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation.

(d)    The captions and headings of this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

(e)    The language used in this Agreement shall be deemed to be the language chosen by the Parties to express their mutual intent, and no rule of strict construction shall be applied against any party.

(f)    The Schedules and Exhibits to this Agreement are a material part hereof and shall be treated as if fully incorporated into the body of this Agreement.

12.6    Integration; Amendments. This Agreement, including the Schedules and Exhibits hereto and the documents referred to herein, embodies the entire agreement and understanding of the Parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings (including any confidentiality agreements) between the Parties with respect to such subject matter. This Agreement may be amended or modified only by written agreement of the Parties hereto.

12.7    Independent Contractors; No Agency. Neither Party shall have any responsibility for the hiring, firing or compensation of the other Party’s employees or for any employee benefits. No employee or representative of a Party shall have any authority to bind or obligate the other Party to this Agreement for any sum or in any manner whatsoever, or to create or impose any contractual or other liability on the other Party without said Party’s written approval. For all purposes, and notwithstanding any other provision of this Agreement to the contrary, each Party’s legal relationship under this Agreement to the other Party shall be that of independent contractor. The Parties agree and acknowledge that neither owes any fiduciary duties to the other.

12.8    Assignment; Successors. This Agreement shall not be assignable by any Party hereto without the prior written consent of the other Party except that (i) either Party may assign its rights under this Agreement to any of such Party’s Affiliates without the prior written consent of the other Party and (ii) Buyer may assign its rights under this Agreement to any Person acquiring all or any portion of the Therapeutic Antibody Product or Purchased IP. This Agreement shall be binding upon, and shall inure to the benefit of, all permitted successors and assigns.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

12.9    Subcontracting. Buyer may subcontract the performance of any of its activities hereunder to Third Parties at its discretion, provided that the subcontractor agrees to comply with the confidentiality obligations set forth in Article VII. Each Party shall be responsible for the acts or omissions of such Party’s subcontractors in exercising rights under the subcontract which would constitute a breach hereunder.

12.10    Execution in Counterparts; Electronic Signatures. This Agreement may be executed in counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, and all of which counterparts, taken together, shall constitute one and the same instrument even if both Parties have not executed the same counterpart. Signatures provided by facsimile transmission or by electronic delivery in PDF format shall be deemed to be original signatures.

12.11    Waivers. No failure on the part of Buyer or Novartis to exercise and no delay in exercising any right, power, remedy or privilege under this Agreement, or provided by statute or at law or in equity or otherwise, shall impair, prejudice or constitute a waiver of any such right, power, remedy or privilege or be construed as a waiver of any breach of this Agreement or as an acquiescence therein, nor shall any single or partial exercise of any such right, power, remedy or privilege preclude any other or further exercise thereof or the exercise of any other right, power, remedy or privilege.

12.12    Expenses. Except as otherwise specified herein, all costs and expenses, including fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated hereby will be paid by the Party incurring such costs and expenses, whether or not the Closing will have occurred.

12.13    Anti-Bribery; Anti-Corruption. Each Party and their respective Affiliates shall comply fully at all times with all Applicable Law and regulations, including but not limited to the US Foreign Corrupt Practices Act and all other applicable anti-bribery, anti-corruption laws, of each jurisdiction in which such Parties conduct business with each other under this Agreement or otherwise in connection with this Agreement.

12.14    Export Clause. Each Party acknowledges that Applicable Laws and regulations of the US restrict the export and re-export of commodities and technical data of US origin. Each Party agrees that it shall not export or re-export restricted commodities or the technical data of the other Party in any form without the appropriate US and foreign government licenses.

[Signature Page Follows]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, Novartis and Buyer have caused this Sublicense Agreement to be duly executed by their authorized representatives, as of the date first written above.

NOVARTIS PHARMA AG	MEREO BIOPHARMA 3 LIMITED

By: /s/ Matt Owens Name: Matt Owens Title: Global Head Legal Strategic Partnerships & Digital Medicine By: /s/ Efthymis Lioulias Name: Efthymis Lioulias Title: Senior Legal Counsel	By: /s/ Denise Scots-Knight Name: Denise Scots-Knight Title: Chief Executive Officer

[Signature Page to Sublicense Agreement]

[***] Certain information in this document has been omitted and filed separately with the

Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Schedule 9.2(a)

[***]

[***] Certain information in this document has been omitted and filed separately with the

Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

EXHIBIT A

MORPHOSYS COLLABORATION TECHNOLOGIES

[***]

[***] Certain information in this document has been omitted and filed separately with the

Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

EXHIBIT B

MORPHOSYS PATENT RIGHTS

[***]

[***] Certain information in this document has been omitted and filed separately with the

Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.